Acquisitions and Divestitures	9 Months Ended
Jul. 31, 2026
Text Block [Abstract]
Acquisitions and divestitures
19.	Acquisitions and divestitures
Acquisitions
Acquisition announced in the current period
Scotia Group Jamaica Limited
On June 12, 2026, the Bank announced a proposal to acquire all outstanding shares of Scotia Group Jamaica Limited (“SGJL”) held by non-controlling interest shareholders for total
cash consideration of approximately $500
million. Upon completion, SGJL will become a wholly-owned subsidiary of the Bank. The transaction is being effected through a court-approved scheme of arrangement under Jamaican law and remains subject to minority interest shareholder approval, court approval and other customary closing conditions.
As the Bank already controls and consolidates SGJL, the acquisition of the remaining shares held by non-controlling interest shareholders will be accounted for as an equity transaction. Accordingly, the transaction is not expected to result in a gain or loss in the consolidated statement of income, a change in the carrying values of the subsidiary’s assets and liabilities or the Bank’s associated goodwill. The Bank’s CET1 capital ratio is expected to decrease by approximately six
basis points at closing.
Divestitures
Closed divestitures impacting the current fiscal year
Sale of banking operations in Colombia, Costa Rica and Panama
On December 1, 2025, the Bank completed the sale of its banking operations in Colombia, Costa Rica and Panama to Davivienda Group S.A. in exchange for a 20.3% ownership stake in the combined Davivienda Group S.A. The Bank’s ownership consists of 14.99% voting common shares and the remainder in non-voting
preferred shares. Following this date, the Bank designated two individuals to serve on Davivienda Group S.A.’s Board of Directors.
Upon closing, the Bank derecognized total assets of $24 billion and total liabilities of $22 billion consisting primarily of loans and deposits. The Bank recognized an additional loss of $11 million in non-interest
expense and $423 million in
non-interest
income (collectively $377 million
after-tax).
The loss primarily represents the release of cumulative foreign currency translation losses, inclusive of hedges, and was recorded in the Other segment. As of October 31, 2025, the Bank recognized an impairment loss of $1,342 million after-tax.
Following the closing, the Bank recognized the investment in Davivienda Group S.A. as an investment in associate at a fair value of $1,370 million as the Bank has significant influence, given its board representation and ownership interest and it is accounted for under the equity method.
The closing of the transaction increased the Bank’s CET1 capital ratio by approximately 15 basis points.